Exhibit 10.4.1

May 25, 2021

Credit Suisse AG, New York Branch, as Agent
Eleven Madison Avenue
New York, New York 10010
Attn: Patrick Hart
(212) 538-2007 (phone)
(212) 325-4519 (fax)

With a copy to:

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
Attn: Roman Schwartz
(212) 325-9896 (phone)
(212) 743-5442 (fax)

Re: Notice of Optional Reduction of Commitment

Ladies and Gentlemen:
Reference is made to the Term Loan Agreement dated as of May 18, 2021 (the “Loan Agreement”) among TRIP Railcar Co., LLC, as borrower, Trinity Industries Leasing Company, as servicer, TRIP Rail Holdings LLC, the banks and other lending institutions from time to time party thereto, Credit Suisse AG, New York Branch, as agent, and U.S. Bank National Association, as collateral agent and depositary. Capitalized terms used but not defined in this Notice of Optional Reduction of Commitment shall have the meanings given thereto in the Loan Agreement.
As Agent under the Loan Agreement, you are hereby notified pursuant to Section 2.08(a) of the Loan Agreement that the Borrower irrevocably reduces the Committed Amount by $200,000,000, to $335,000,000, effective as of two Business Days after the date hereof.
This Notice of Optional Reduction of Commitment shall be governed by the laws of the State of New York.
[Signature page to follow]

Very truly yours,

TRIP RAILCAR CO., LLC

By: TRIP Rail Holdings LLC
its Manager

By: Trinity Industries Leasing Company
its Agent

By: /s/ Sara E. McCoy
Name: Sara E. McCoy
Title: Senior Vice President and Managing Director